                             ADDENDUM TO LOAN AGREEMENT

     This Addendum to Loan Agreement supplements the Loan Agreement dated as of June 18, 1998, by and between LABOR READY, INC., as Borrower, and U.S. BANK NATIONAL ASSOCIATION, as Lender, to amend and add the following provisions:

       1. ACCOMMODATIONS.

          (a) Lender may, in its sole discretion, issue or cause to be issued, from time to time, at Borrower's request and on terms and conditions and for purposes satisfactory to Lender, credit accommodations consisting of letters of credit, merchandise purchase guaranties or other guaranties or indemnities for Borrower's account ("Accommodations"). Borrower shall execute and perform additional agreements relating to the Accommodations in form and substance acceptable to Lender and the issuer of any Accommodations, all of which shall supplement the rights and remedies granted herein. Any payments made by Lender or any affiliate of Lender in connection with the Accommodations shall constitute additional Advances to Borrower.

          (b) In addition to the fees and costs of any issuer in connection with issuing or administering Accommodations, Borrower shall pay to the Lender, in advance, a charge on open Accommodations at the rate of .75% per annum (the "Accommodation Charges"). Accommodation Charges shall be due and payable on the date of issuance of any Accommodation and on the first day of each calendar quarter thereafter.

          (c) No Accommodation will be issued if the Accommodation as requested, plus fees and costs for issuance, would cause the outstanding Indebtedness to exceed the Borrowing Base.

          (d) All indebtedness, liabilities and obligations of any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Accommodation shall be included in the term "Indebtedness," as defined herein, and shall include, without limitation, (i) all amounts due or which may become due under any Accommodation; (ii) all amounts charged or chargeable to Borrower or to Lender by any bank, other financial institution or correspondent bank which opens, issues or is involved with such

       Accommodations; (iii) Lender's Accommodation Charges and all fees, costs and other charges of any issuer of any Accommodation; and (iv) all duties, freight, taxes, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Indebtedness or Accommodations are to the goods or documents relating thereto.

          (e) Borrower unconditionally agrees to indemnify and hold Lender harmless from any and all loss, claim or liability (including reasonable attorneys' fees) arising from any transactions or occurrences relating to any Accommodations established or opened for Borrower's account, the Collateral relating thereto and any drafts or acceptances thereunder, including any such loss or claim due to any action taken by an issuer of any Accommodation. Borrower further agrees to indemnify and hold Lender harmless for any errors or omissions in connection with the Accommodations, whether caused by Lender, by the issuer of any Accommodation or otherwise. Borrower's unconditional obligation to indemnify and hold Lender harmless under this provision shall not be modified or diminished for any reason or in any manner whatsoever, except for Lender's willful misconduct. Borrower agrees that any charges made to Lender by any issuer of any Accommodation shall be conclusive on borrower and may be charged to Borrower's account.

          (f) Lender shall not be responsible for: the conformity of any goods to the documents presented; the validity or genuineness of any documents; delay, default, or fraud by the Borrower or shipper and/or anyone else in connection with the Accommodations or any underlying transaction.

          (g) Borrower agrees that with respect to any action taken by Lender, if taken in good faith, or any action taken by an issuer of any Accommodation, under or in connection with any Lender in furtherance thereof, Lender shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute for Borrower's account any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of time of payment for, or time of presentation of, any drafts, acceptances or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications or Accommodations. All of the foregoing actions may be taken in Lender's sole name, and the issuer thereof shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from Lender, all without any notice to or any consent from Borrower. None of the foregoing actions described in this subsection (g) may be taken by Borrower without Lender's express written consent.

       2. LINE OF CREDIT. The first sentence of the section entitled "LINE OF CREDIT" is hereby amended to read as follows:

       LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided that the aggregate amount of outstanding Indebtedness at any one time does not exceed the Borrowing Base.

       3. RESERVES. Lender shall have a continuing right to deduct reserves in determining the Borrowing Base ("Reserves") and to increase and decrease such Reserves from time to time, if and to the extent that, in Lender's reasonable credit judgment, such Reserves are necessary to protect Lender against any state of facts which does, or would, with notice or passage of time or both, constitute an Event of Default or have an adverse effect on any Collateral. Lender may, at its option, implement Reserves by designating as ineligible a sufficient amount of Accounts which would otherwise be Eligible Accounts so as to reduce the Borrowing Base by the amount of the intended Reserve.

       4. ACQUISITIONS SUB-LIMIT. Notwithstanding anything to the contrary in the Agreement, Borrower may use up to $7,500,000.00 of Advances to acquire other enterprises or companies engaged in the same type of business as the Borrower without first obtaining Lender's prior approval.

       5. UNUSED LINE FEE. Borrower shall pay Lender quarterly, on the first day of each quarter, in arrears, an Unused Line Fee of .125% for each quarter, calculated upon the amount, if any, by which the $40,000,000.00 exceeds the average daily balance outstanding on the Indebtedness during the preceding quarter.

       6. SEC FILINGS. Borrower covenants and agrees to furnish the Lender with, as soon as available but in no event later than one hundred twenty
       (120) days after the end of each fiscal year, a copy of Borrower's 10K report as filed with the Security and

       Exchange Commission and, as soon as possible but in no event later than forty-five (45) days after the end of each fiscal quarter, a copy of Borrower's 10Q report as filed with the Security and Exchange Commission.

       7. ARBITRATION PROCEDURE AND VENUE. If either party makes a demand for arbitration as provided herein and each party's claim is less than $100,000, one neutral arbitrator will decide all issues. If a party's claim is $100,000 or more, then in such case, the parties will each select an arbitrator who will then select a third arbitrator. All arbitration hearings will be held in Seattle, Washington.

       8. ADDITIONAL DOCUMENTS. Borrower agrees to execute a new Loan Agreement which incorporates the terms of this Addendum to Loan Agreement, and such other provisions as Lender might reasonably require into a single document.

     The terms of this Addendum are hereby incorporated into the Loan Agreement, which Loan Agreement, as supplemented hereby, is hereby confirmed by the parties in all respects.

       -----------------------------------------------------------------------
       NOTICE REGARDING ORAL AGREEMENTS. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
       -----------------------------------------------------------------------

     Borrower acknowledges having read all the provisions of the Loan Agreement and this Addendum, and Borrower agrees to their terms.

     DATED as of the day and year first above written.

BORROWER:                               LENDER:

LABOR READY, INC.                       U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Joseph P. Sambataro            By:   /s/ Bruce H. Marley
     -------------------------------          --------------------------------
     Title: CFO/EVP                           Authorized Officer
           -------------------------

[LOGO]
                                   LOAN AGREEMENT


----------------------------------------------------------------------------------------------------------------------
   PRINCIPAL        LOAN DATE       MATURITY      LOAN NO   CALL      COLLATERAL      ACCOUNT       OFFICER   INITIALS
$40,000,000.00      06-18-1998     06-30-2000      397-83                 365        4919402202      55640
----------------------------------------------------------------------------------------------------------------------

   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------
BORROWER:   LABOR READY, INC.           LENDER:   U.S. BANK NATIONAL ASSOCIATION
            1016 SOUTH 28TH STREET                TACOMA CORPORATE BKG.
            TACOMA, WA 98409                      1145 BROADWAY
                                                  SUITE 1100
                                                  TACOMA, WA 98402

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THIS LOAN AGREEMENT BETWEEN LABOR READY, INC. ("BORROWER") AND U.S. BANK NATIONAL ASSOCIATION ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (a) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT; (b) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (c) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of June 18, 1998, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

     ACCOUNT. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

     ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

     BORROWER. The word "Borrower" means LABOR READY, INC. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

     BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $40,000,000.00; or (b) 80.000% of the aggregate amount of Eligible Accounts.

     BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in the State of Washington.

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

     DEBT. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

     ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

          (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

          (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

          (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

          (d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (e) Accounts which are subject to dispute, counterclaim, or setoff.

          (f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

          (g) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

          (h) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

          (i) Accounts which have not been paid in full within sixty (60) days from the invoice date.

          (j) Datings; Progress Billings; Retainages; Cash Sales; C.O.D.; Service Charges; any Account of an Account Debtor that is not a resident of the United States and Canada; Accounts which are not collateral.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

     GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations. debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means U.S. BANK NATIONAL ASSOCIATION, its successors and assigns.

     LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     LIQUID ASSETS. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

  06-18-1998                     LOAN AGREEMENT                          PAGE 2
  LOAN NO 397-83                   (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

     SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

     TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

     WORKING CAPITAL. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

     CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

          (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

          (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

          (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

          (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

          (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

          (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

          (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

     MAKING LOAN ADVANCES. Advances under the Line of Credit may be requested either orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

     LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts and general intangibles. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

     PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

     COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings.

     COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts, in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's Accounts as Lender may request. Supplemental schedules shall be delivered according to the following schedule: BORROWER TO FURNISH LENDER WITH ACCOUNTS RECEIVABLE AGINGS ON A MONTHLY BASIS, IN SUMMARY FORM, ON THE BORROWING BASE CERTIFICATE, BROKEN OUT AS FOLLOWS: INVOICE DATE TO 30 DAYS FROM INVOICE DATE; 31 DAYS TO 60 DAYS FROM INVOICE DATE; TOTAL ELIGIBLE ACCOUNTS; ALL OTHER ACCOUNTS; TOTAL ACCOUNTS. BORROWER TO SUBMIT A BORROWER'S

  06-18-1998                     LOAN AGREEMENT                          PAGE 3
  LOAN NO 397-83                   (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     CERTIFICATE WITHIN 15 DAYS OF EACH MONTH-END.

     REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts. Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Washington and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     PROPERTIES. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement. shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.. the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that:
     (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and
     (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     LITIGATION AND CLAIMS. No material litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan. (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 1016 South 28th Street, Tacoma, WA 98409. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables,


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     inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to lime.

     FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

          TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $40,000,000.00.

          NET WORTH RATIO. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 1.50 to 1.00.

          WORKING CAPITAL. Maintain Working Capital in excess of $30,000,000.00.

          CASH FLOW REQUIREMENTS. Maintain Cash Flow at not less than the following level: A RATIO OF 2.50 TO 1.00, DEFINED AS THE RATIO OF NET PROFIT AFTER TAXES PLUS NON-CASH CHARGES PLUS INTEREST EXPENSE TO INTEREST EXPENSE. THIS RATIO WILL BE MEASURED ON A TRAILING FOUR QUARTER BASIS.

     The following provisions shall apply for purposes of determining compliance with the foregoing financial covenants and ratios: MINIMUM TANGIBLE NET WORTH COVENANT WILL INCREASE BY 50.00% OF BORROWER'S NET PROFIT AFTER
     TAXES FOR THE PREVIOUS FISCAL YEAR END. THIS INCREASE WILL BE EFFECTIVE JUNE 30 ANNUALLY. THE INCREASE AS OF JUNE 30, 1998, WILL BE TO A MINIMUM OF $43,481.00. BORROWER'S COMPLIANCE TO BE TESTED ON A QUARTERLY BASIS. Except as provided above. all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature. imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     OPERATIONS. Maintain executive personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender quarterly and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's common stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders


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  06-18-1998                     LOAN AGREEMENT                          PAGE 5
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     of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or allot or amend Borrower's capital structure.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

STATUTE OF FRAUDS DISCLOSURE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

COLLATERAL AUDITS. Borrower agrees to undergo annual collateral audits, to be performed by Lender or Lender approved auditors. Direct verifications will be required, to be performed by certified public accounts via audited statements. Borrower agrees to bear the expenses incurred with each collateral audit.

EXPIRATION DATE. Notwithstanding any verbiage to the contrary as it may appear elsewhere in this Agreement, the words "Expiration Date" as applied in this Agreement mean the earlier of (a) June 30, 2000; or (b) the date of termination of the Lender's commitment to lend under this Commitment.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

     OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY. Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of King County, the State of Washington. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
     Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that

  06-18-1998                     LOAN AGREEMENT                          PAGE 6
  LOAN NO 397-83                   (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JUNE 18, 1998.

BORROWER:

LABOR READY, INC.

BY: /s/ Joseph P. Sambataro
   --------------------------------------------
   TITLE: CFO/EVP
         --------------------------------------

LENDER:

U.S. BANK NATIONAL ASSOCIATION

BY: /s/ Bruce H. Marley
   --------------------------------------------
   AUTHORIZED OFFICER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXHIBIT "A" TO
                                   LOAN AGREEMENT
                             DATED AS OF JUNE 18, 1998

                               PRIOR COMMERCIAL LOANS

1. $10,000,000.00 Revolving Credit Facility, per terms of Business Loan Agreement dated February 13, 1996 (replaced by the Twenty Million Dollar Loan).

2. $20,000,000.00 Revolving Credit Facility per terms of Business Loan Agreement dated September 13, 1996 (Twenty Million Dollar Loan).*

3. $30,000,000.00 Revolving Credit Facility per terms of Business Loan Agreement dated November 4, 1997 (Thirty Million Dollar Loan)

* The Twenty Million Dollar Loan was replaced by the Thirty Million Dollar Loan, which in turn is replaced by the Loan provided for in this Agreement.

                             ALTERNATIVE RATE OPTIONS
                                  PROMISSORY NOTE
                                (PRIME RATE, LIBOR)

$40,000,000.00                Dated as of: June 18, 1998

Labor Ready, Inc.                                                   ("Borrower")

U.S. BANK NATIONAL ASSOCIATION                                      ("LENDER")

1. TYPE OF CREDIT. This note is given to evidence Borrower's obligation to repay all sums which Lender may from time to time advance to Borrower ("Advances") under a:

 / / single disbursement loan. Amounts loaned to Borrower hereunder will be disbursed in a single Advance in the amount shown in Section 2.

 /X/ revolving line of credit. No Advances shall be made which create a maximum amount outstanding at any one time which exceeds the maximum amount shown in Section 2. However, Advances hereunder may be borrowed, repaid and reborrowed, and the aggregate Advances loaned hereunder from time to time may exceed such maximum amount.

 / / non-revolving line of credit. Each Advance made from time to time hereunder shall reduce the maximum amount available shown in Section 2. Advances loaned hereunder which are repaid may not be reborrowed.

2. PRINCIPAL BALANCE. The unpaid principal balance of all Advances outstanding under this note ("Principal Balance") at one time shall not exceed Forty Million and 00/100ths dollars in lawful money of the United States of America.

3. PROMISE TO PAY. For value received Borrower promises to pay to Lender or order at 1145 Broadway, Suite 1100, Tacoma, WA, the Principal Balance of this note, with interest thereon at the rate(s) specified in Sections 4 and 11 below.

4. INTEREST RATE. The interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this note, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; PROVIDED, however, that once Borrower notifies Lender of the rate option chosen in accordance with the provisions of this note, such notice shall be irrevocable. The rate options are the Prime Borrowing Rate and the LIBOR Borrowing Rate, each as defined herein.

(a)   DEFINITIONS. The following terms shall have the following meanings:

             "Business Day" means any day other than a Saturday, Sunday, or other day that commercial banks in Seattle, Washington, Portland, Oregon or New York City are authorized or required by law to close; provided, however that when used in connection with a LIBOR Rate, LIBOR Amount or LIBOR Interest Period such term shall also exclude any day on which dealings in U.S. dollar deposits are not carried on in the London interbank market.

             "LIBOR Amount" means each principal amount for which Borrower chooses to have the LIBOR Borrowing Rate apply for any specified LIBOR Interest Period.

             "LIBOR Interest Period" means as to any LIBOR Amount, a period of one, two, three, six or twelve months commencing on the date the LIBOR Borrowing Rate becomes applicable thereto; PROVIDED, however, that: (i) the first day of each LIBOR Interest Period must be a Business Day; (ii) no LIBOR Interest Period shall be selected which would extend beyond June 30, 2000; (iii) no LIBOR Interest Period shall extend beyond the date of any principal payment required under Section 6 of this note, unless the sum of the Prime Rate Amount, plus LIBOR Amounts with LIBOR Interest Periods ending on or before the scheduled date of such principal payment, plus principal amounts remaining unborrowed under a line of credit, equals or exceeds the amount of such principal payment; (iv) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (v) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

      "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360-day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) established by Lender as its LIBOR Rate, based on Lender's determination, on the basis of such factors as Lender deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to U.S. Bank National Association in the London interbank market at approximately 11 a.m. London time on the date which is two Business Days prior to the first day of such LIBOR Interest Period for delivery on the first day of such LIBOR Interest Period for the number of months therein; provided, however, that the LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation.

             "Prime Rate" means the rate of interest which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers. When the Prime Rate is applicable under Section 4(b) or 11(b), the interest rate hereunder shall be adjusted without notice effective on the day the Prime Rate changes, but in no event shall the rate of interest be higher than allowed by law.

             "Prime Rate Amount" means any portion of the Principal Balance bearing interest at the Prime Borrowing Rate.

(b)   THE PRIME BORROWING RATE.

      (i) The Prime Borrowing Rate is a per annum rate equal to the Prime Rate plus 0.00 % per annum.

      (ii) Whenever Borrower desires to use the Prime Borrowing Rate option, Borrower shall give Lender notice orally or in writing in accordance with
Section 15 of this note, which notice shall specify the requested effective date (which must be a Business Day) and principal amount of the Advance or increase in the Prime Rate Amount, and whether Borrower is requesting a new Advance under a line of credit or conversion of a LIBOR Amount to the Prime Borrowing Rate.

      (iii) Subject to Section 11 of this note, interest shall accrue on the unpaid Principal Balance at the Prime Borrowing Rate unless and except to the extent that the LIBOR Borrowing Rate is in effect.

(c)   THE LIBOR BORROWING RATE.

      (i)    The LIBOR Borrowing Rate is the LIBOR Rate plus 1.44% per annum.

      (ii) Borrower may obtain LIBOR Borrowing Rate quotes from Lender between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) on any Business Day. Borrower may request an Advance, conversion of any portion of the Prime Rate Amount to a LIBOR Amount or a new LIBOR Interest Period


LIBORWA (6/97)                                                      Page 1 of 4
for an existing LIBOR Amount, at such rate only by giving Lender notice in accordance with Section 4 (c) (iii) before 10:00 a.m. (Portland, Oregon time) on such day.

      (iii) Whenever Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) two (2) Business Days prior to the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, the person(s) authorized in Section 15 of this note, and shall specify the requested effective date of the rate, LIBOR Interest Period and LIBOR Amount, and whether Borrower is requesting a new Advance at the LIBOR Borrowing Rate under a line of credit, conversion of all or any portion of the Prime Rate Amount to a LIBOR Amount, or a new LIBOR Interest Period for an outstanding LIBOR Amount. Notwithstanding any other term of this note, Borrower may elect the LIBOR Borrowing Rate in the minimum principal amount of $500,000.00 and in multiples of $500,000.00 above such amount; PROVIDED, however, that no more than (not applicable) separate LIBOR Interest Periods may be in effect at any one time.

      (iv) If at any time the LIBOR Rate is unascertainable or unavailable to Lender or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If the LIBOR Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all LIBOR Amounts (i) on the last day of each then applicable LIBOR Interest Period, if Lender may lawfully continue to maintain such loans, or (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and (B) subject to Section 11, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

      (v) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on the LIBOR Rate, or
(ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this Section 4(c)(v), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all LIBOR Amounts, together with any additional amounts payable under Section 4(c)(vi). Subject to Section 11, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Amounts.

      (vi) Borrower shall pay to Lender, on demand, such amount as Lender reasonably determines (determined as though 100% of the applicable LIBOR Amount had been funded in the London interbank market) is necessary to compensate Lender for any direct or indirect losses, expenses, liabilities, costs, expenses or reductions in yield to Lender, whether incurred in connection with liquidation or re-employment of funds or otherwise, incurred or sustained by Lender as a result of: (A) Any payment or prepayment of a LIBOR Amount, termination of the LIBOR Borrowing Rate or conversion of a LIBOR Amount to the Prime Borrowing Rate on a day other than the last day of the applicable LIBOR Interest Period (including as a result of acceleration or a notice pursuant to Section 4 (c) (v)); or (B) Any failure of Borrower to borrow, continue or prepay any LIBOR Amount or to convert any portion of the Prime Rate Amount to a LIBOR Amount after Borrower has given a notice thereof to Lender.

      (vii) If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the London interbank market. Lender's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

      (viii) Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an event of default hereunder has occurred and is continuing.

      (ix) Nothing contained in this note, including without limitation the determination of any LIBOR Interest Period or Lender's quotation of any LIBOR Borrowing Rate, shall be construed to prejudice Lender's right, if any, to decline to make any requested Advance or to require payment on demand.

5. COMPUTATION OF INTEREST. All interest under Section 4 and Section 11 will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6.    PAYMENT SCHEDULE.

(a)   PRINCIPAL. Principal shall be paid:

      / /    on demand.
      / /    on demand, or if no demand, on          .
      /X/    on June 30, 2000.
      / /    subject to Section 8, in installments of
             / /        each, plus accrued interest, beginning on       and on
                  the same day of each        thereafter until        when the
                  entire Principal Balance plus interest thereon shall be due and payable.
             / /        each, including accrued interest, beginning on
                  and on the same day of each        thereafter until
                  when the entire Principal Balance plus interest thereon shall be due and payable.
      / /

(b)   INTEREST.

      (i)    Interest on the Prime Rate Amount shall be paid:

             /X/ on the 15th day of July, 1998, and on the same day of each month thereafter prior to maturity and at maturity.
             / /  at maturity.
             / / at the time each principal installment is due and at maturity. / /

      (ii)   Interest on all LIBOR Amounts shall be paid:

             / / on the last day of the applicable LIBOR Interest Period, and if such LIBOR Interest Period is longer than three months, on the last day of each three month period occurring during such LIBOR Interest Period, and at maturity.
             /X/ on the 15th day of July, 1998, and on the same day of each month thereafter prior to maturity and at maturity.
             / /  at maturity.
             / / at the time each principal installment is due and at maturity. / /

7.    PREPAYMENT.

(a) Prepayments of all or any part of the Prime Rate Amount may be made at any time without penalty.

(b) Except as otherwise specifically set forth heroin, Borrower may not prepay all or any part of any LIBOR Amount or terminate any LIBOR Borrowing Rate, except on the last day of the applicable LIBOR Interest Period.

(c) Principal prepayments will not postpone the date of or change the amount of any regularly scheduled payment. At the time of any principal prepayment, all accrued interest, fees, costs and expenses shall also be paid.

LIBORWA (6/97)                                                       Page 2 of 4

8. CHANGE IN PAYMENT AMOUNT. Each time the interest rate on this note changes the holder of this note may, from time to time, in holder's sole discretion, increase or decrease the amount of each of the installments remaining unpaid at the time of such change in rate to an amount holder in its sole discretion deems necessary to continue amortizing the Principal Balance at the same rate established by the installment amounts specified in Section 6(a), whether or not a "balloon" payment may also be due upon maturity of this note. Holder shall notify the undersigned of each such change in writing. Whether or not the installment amount is increased under this Section 8, Borrower understands that, as a result of increases in the rate of interest the final payment due, whether or not a "balloon" payment, shall include the entire Principal Balance and interest thereon then outstanding, and may be substantially more than the installment specified in Section 6.

9. ALTERNATE PAYMENT DATE. Notwithstanding any other term of this note, if in any month there is no day on which a scheduled payment would otherwise be due (e.g. February 31 ), such payment shall be paid on the last banking day of that month.

10.   PAYMENT BY AUTOMATIC DEBIT.

/X/   Borrower hereby authorizes Lender to automatically deduct the amount of all principal and interest payments from account number 0547-517821 at a branch of Lender. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all the fees on the account which result from the automatic deductions, including any overdraft and non-sufficient funds charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic debit.

11.   DEFAULT.

(a) Without prejudice to any right of Lender to require payment on demand or to decline to make any requested Advance, each of the following shall be an event of default: (i) Borrower fails to make any payment when due. (ii) Borrower fails to perform or comply with any term, covenant or obligation in this note or any agreement related to this note, or in any other agreement or loan Borrower has with Lender. (iii) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this note or any related documents. (iv) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (v) Borrower dies, becomes insolvent, liquidates or dissolves, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (vi) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (vii) Any of the events described in this default section occurs with respect to any general partner in Borrower or any guarantor of this note, or any guaranty of Borrower's indebtedness to Lender ceases to be, or is asserted not to be, in full force and effect. (viii) There is any material adverse change in the financial condition or management of Borrower or Lender in good faith deems itself insecure with respect to the payment or performance of Borrower's obligations to Lender. If this note is payable on demand, the inclusion of specific events of default shall not prejudice Lender's right to require payment on demand or to decline to make any requested Advance.

(b) Without prejudice to any right of Lender to require payment on demand, upon the occurrence of an event of default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 15 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

12. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which result in an unpaid Principal Balance on this note which at any time exceeds the maximum amount specified in
Section 2, Borrower agrees that all such Advances, with interest, shall be payable on demand.

13. LINE OF CREDIT PROVISIONS. If the type of credit indicated in Section 1 is a revolving line of credit or a non-revolving line of credit, Borrower agrees that Lender is under no obligation and has not committed to make any Advances hereunder. Each Advance hereunder shall be made at the sole option of Lender.

14. DEMAND NOTE. If this note is payable on demand, Borrower acknowledges and agrees that (a) Lender is entitled to demand Borrower's immediate payment in full of all amounts owing hereunder and (b) neither anything to the contrary contained herein or in any other loan documents (including but not limited to, provisions relating to defaults, rights of cure, default rate of interest, installment payments, late charges, periodic review of Borrower's financial condition, and covenants) nor any act of Lender pursuant to any such provisions shall limit or impair Lender's right or ability to require Borrower's payment in full of all amounts owing hereunder immediately upon Lender's demand.

15.   REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undersigned (if Borrower consists of more than one individual), any person or persons authorized in subsection (b) of this Section 15, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf of Borrower.

(b) Borrower hereby authorizes any one of the following individuals to request Advances and to select interest rate options:
Glenn Weistad, Ralph Peterson, Bob Sovern, Joseph Havlin and Joseph P. Sambataro, Jr., unless Lender is otherwise instructed in writing.

(c) All Advances shall be disbursed by deposit directly to Borrower's account number 0547-517821 at a branch of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to this Section 15, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

16. PERIODIC REVIEW. Lender will review Borrower's credit accommodations periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets and forecasts. If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

17. NOTICES. Any notice hereunder may be given by ordinary mail, postage paid and addressed to Borrower at the last known address of Borrower as shown on holder's records. If Borrower consists of more than one person, notification of any of said persons shall be complete notification of all.

18. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

19. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced


LIBORWA (6/97)                                                       Page 3 of 4
by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

20. JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned Borrowers are joint and several and are binding upon any marital community of which any of the undersigned are members. Holder's rights and remedies under this note shall be cumulative.

21. SEVERABILITY. If any term or provision of this note is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable, and this note shall be construed as if such illegal, invalid or unenforceable provision had not been contained herein.

23. GOVERNING LAW. This note shall be governed by and construed and enforced in accordance with the laws of the State of Washington without regard to conflicts of law principles; PROVIDED, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

24.   DISCLOSURE.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DOCUMENT.

Borrower Name: LABOR READY, INC.


/s/ Joseph P. Sambataro   CFO/EVP
----------------------------------------
                          Title

--------------------------------------------------------------------------------

For valuable consideration, Lender agrees to the terms of the arbitration provision set forth in this note.

                                   Lender Name: U.S. Bank National Association

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------
                                   Date:
                                        --------------------------------------

[LOGO]

                           COMMERCIAL SECURITY AGREEMENT


--------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE          MATURITY         LOAN NO     CALL        COLLATERAL         ACCOUNT    OFFICER     INITIALS
$40,000,000.00    06-18-1998        06-30-2000        397-83                      365           4919402202   55640
--------------------------------------------------------------------------------------------------------------------------------


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

BORROWER: LABOR READY, INC.             LENDER: U.S. BANK NATIONAL ASSOCIATION
          1016 SOUTH 28TH STREET                TACOMA CORPORATE BKG.
          TACOMA, WA 98409                      1145 BROADWAY
                                                SUITE 1100
                                                TACOMA, WA 98402

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN LABOR READY. INC. (REFERRED TO BELOW AS "GRANTOR"); AND U.S. BANK NATIONAL ASSOCIATION (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          ALL CHATTEL PAPER, ACCOUNTS AND GENERAL INTANGIBLES

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

     (a) All accessions, accessories, increases, and additions to and all replacements of and substitutions for any property described above.

     (b) All products and produce of any of the property described in this Collateral section.

     (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

     (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

     (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means LABOR READY, INC., its successors and assigns

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means U.S. BANK NATIONAL ASSOCIATION, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated June 18, 1998, in the principal amount of $40,000,000.00 from LABOR READY, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

     PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its Irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

     REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Washington, without the prior written consent of

06-18-1998                  COMMERCIAL SECURITY AGREEMENT                 PAGE 2
LOAN NO 397-83                       (CONTINUED)

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

     Lender.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

     TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901. et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (1) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not mere often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest In such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such

06-18-1998                  COMMERCIAL SECURITY AGREEMENT                 PAGE 3
LOAN NO 397-83                       (CONTINUED)

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Grantor and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

     INSECURITY. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Washington Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of King County, the State of Washington. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     ARBITRATION. Lender and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, Upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
     Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court

06-18-1998                  COMMERCIAL SECURITY AGREEMENT                 PAGE 4
LOAN NO 397-83                       (CONTINUED)

     ----------------------------------------------------------------------

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     WAIVER OF CO-OBLIGOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 18, 1998.

GRANTOR:

LABOR READY, INC.


By: /s/ Joseph P. Sambataro
   -------------------------------------
   Title: CFO/EVP
         -------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[LOGO]

                       DISBURSEMENT REQUEST AND AUTHORIZATION

----------------------------------------------------------------------------------------------------------------------
   PRINCIPAL        LOAN DATE       MATURITY      LOAN NO   CALL      COLLATERAL      ACCOUNT       OFFICER   INITIALS
$40,000,000.00      06-18-1998     06-30-2000      397-83                 365        4919402202      55640
----------------------------------------------------------------------------------------------------------------------


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

BORROWER: LABOR READY, INC.        LENDER:   U.S. BANK NATIONAL ASSOCIATION
          1016 SOUTH 28TH STREET             TACOMA CORPORATE BKG.
          TACOMA, WA 98409                   1145 BROADWAY
                                             SUITE 1100
                                             TACOMA, WA 98402
--------------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate (at LENDER'S PRIME RATE. THIS IS THE RATE OF INTEREST WHICH LENDER FROM TIME TO TIME ESTABLISHES AS ITS PRIME RATE AND IS NOT, FOR EXAMPLE, THE LOWEST RATE OF INTEREST WHICH LENDER COLLECTS FROM ANY BORROWER OR CLASS OF BORROWERS), Revolving Line of Credit Loan to a Corporation for $40,000,000.00 due on June 30, 2000. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:


     / / PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

     /X/ BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: Fund receivables; general working capital requirements; standby L/C issuance.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $40,000,000.00 as follows:

                                                  --------------

          NOTE PRINCIPAL:                         $40,000,000.00

PAYMENT BY AUTOMATIC DEDUCTION. Borrower hereby authorizes Lender to automatically deduct the amount of all principal and/or interest payments on this Note from Borrower's account number 0547-517821 with Lender or such other account as Borrower may designate in writing. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this Note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

STATUTE OF FRAUDS DISCLOSURE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

LOAN FEE. Borrower shall pay to Lender an unused commitment fee of .125%, assessed quarterly in arrears.

FINANCIAL CONDITION.   BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND
WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 18, 1998.

BORROWER:

LABOR READY, INC.

BY: /s/ Joseph P. Sambataro
   -------------------------------------
   Title: CFO/EVP
         -------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Rate. Line of Credit.
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24c (c) 1998 CFI ProServices, Inc. All rights reserved. [WA-120 E3.24 LABORRI.LN C3.0VL]

                           CORPORATE RESOLUTION TO BORROW

----------------------------------------------------------------------------------------------------------------------
   PRINCIPAL        LOAN DATE       MATURITY      LOAN NO   CALL      COLLATERAL      ACCOUNT       OFFICER   INITIALS
$40,000,000.00      06-18-1998     06-30-2000      397-83                 365        4919402202      55640    /S/ [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: LABOR READY, INC.        LENDER:   U.S. BANK NATIONAL ASSOCIATION
          1016 SOUTH 28TH STREET             TACOMA CORPORATE BKG.
          TACOMA, WA 98409                   1145 BROADWAY
                                             SUITE 1100
                                             TACOMA, WA 98402
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF LABOR READY, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Washington as a corporation for profit, with its principal office at 1016 South 28th Street, Tacoma, WA 98409, and is duly authorized to transact business in the State of Washington.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on JUNE 18, 1998, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:


     NAMES                         POSITIONS                    ACTUAL SIGNATURES
     -----                         ---------                    -----------------
     Glenn E. Welstad              President and C.E.O.         X /s/ Glenn E. Welstad
                                                                 -----------------------------
     Joseph P. Sambataro, Jr.      Executive E.V.P.             X /s/ Joseph P. Sambataro, Jr.
                                   and C.F.O.                    -----------------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from U.S. BANK NATIONAL ASSOCIATION ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: Glenn Welstad; Joseph P. Sambataro, Jr.; Ralph Peterson; Bob Sovern; and Joseph Havlin.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

STATUTE OF FRAUDS DISCLOSURE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON JUNE 18, 1998 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                             CERTIFIED TO AND ATTESTED BY:


                                             X
                                              ----------------------------------
                                             X /s/ Ronald L. Junck, Sec'y.
                                              ---------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24c (c) 1998 CFI ProServices, Inc. All rights reserved. [WA-C10 E3.24 F3.24 LABORRI.LN C3.OVL]

                              SECRETARY'S CERTIFICATE

     I, the undersigned Secretary or Assistant Secretary of LABOR READY, INC. (the "Corporation") hereby certify that the Corporation is organized and existing under and by virtue of the laws of the State of Washington as a corporation for profit, with its principal office at 1016 South 28th Street, Tacoma, Washington, 98409, and is duly authorized to transact business in the State of Washington.

     I further certify that at a meeting of the directors of the Corporation, duly called and held on November 4, 1997, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the resolutions reflected in the attached Corporate Resolution to Borrow ("Corporate Resolution") were adopted.

     I further certify that the officers, employees, and agents named in the Corporate Resolution are duly elected, appointed, and employed by or for the Corporation and continue to occupy the position set forth opposition their respective name.

     I further certify that the Corporate Resolution now stands of record on the books of the Corporation, the resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     The Corporation has no corporate seal and, therefore, no seal has been affixed to this Certificate.

     IN TESTIMONY HEREOF, I HAVE HEREUNTO SET MY HAND ON THIS 24TH DAY OF JUNE, 1998.

                                        CERTIFIED TO AND ATTESTED BY:


                                        /s/ Ronald L. Junck, Secretary
                                        ----------------------------------------